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                                                                     EXHIBIT 23

                        CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-69887) of Orbital Sciences Corporation of our report dated June 28, 2000 relating to the financial statements of the Deferred Salary and Profit Sharing Plan for Employees of Orbital Sciences Corporation, which appears in this Form 11-K.


PricewaterhouseCoopers LLP

McLean, VA
June 28, 2000